Exhibit 10.3

The company has applied for confidential treatment of certain provisions of this exhibit with the securities and exchange commission. The confidential portions of this exhibit are bracketed and marked with asterisks ([***]) and have been omitted. The omitted portions of this exhibit will be filed separately with the securities and exchange commission pursuant to a request for confidential treatment.

Beanstock Publisher Agreement

CONTACT INFORMATION

Beanstock Media		PUBLISHER INFORMATION:
Company Name	Beanstock Media, Inc	Company Name	MeetMe, Inc.
Contact	Jim Waltz	Contact	Bill Alena
Company URL	www.beanstockmedia.com	Company URL	www.meetme.com and other properties as defined below
Address	530 Howard Street, 2nd Floor	Address	100 Union Square Drive
City/State/ZIP	San Francisco, CA 94105	City/State/ZIP	New Hope, PA 18938
Email	jim@beanstockmedia.com	Email	bill@meetme.com
Phone	[***]	Phone	[***]

This Media Publisher Agreement constitute the entire agreement between Beanstock Media, Inc, a Delaware Corporation (“Beanstock”) and MeetMe, Inc., a Delaware corporation (“Publisher”) (the “Agreement”).

Whereas Beanstock agrees to purchase certain online display advertising inventory for Publisher and Publisher agrees, among other things, to grant Beanstock exclusive access to certain inventory, as further defined herein.

Beanstock and Publisher agree as follows:

1.     Right and Obligation to Fill Inventory.

A.     Exclusive Right and Obligation To Fill Sites. Subject to the limitations described in Section 1B below, Beanstock shall have the exclusive right and obligation to fill 100% of Publisher’s remnant desktop in-page display advertising inventory (“Remnant Display Inventory”) on the sites listed in Exhibit A (“Sites”).

B.     Limitations.     The Remnant Display Inventory described in Section 2 shall exclude (i) any inventory sold to any third party under an insertion order that is campaign specific or advertiser specific, whether or not such inventory is sold directly by Publisher or indirectly through an agent or reseller, (ii) any inventory reserved by Publisher, in its sole discretion, in existing and future agreements with third parties for barter transactions and as additional consideration as part of larger business development transactions wherein the commercial value of a third party’s services outweighs the benefits of Beanstock’s display monetization; provided, however, that Beanstock shall have the right to inquire about the business terms of those scenarios (subject to any confidentiality obligations by Publisher) and (iii) any inventory reserved for Premium Advertising for the Sites described in Section 1D below. In addition, notwithstanding anything to the contrary set forth herein, Publisher may continue to place inventory outside of this contract in direct sales (whether through advertising agencies or otherwise).

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

C.     Ad-Server. Beanstock shall use its own or a third-party ad server, either AppNexus or that of another vendor reasonably acceptable to Publisher. Publisher shall not provide Beanstock with access to Publisher’s Dart For Publishers (“DFP”) account.

D.     Premium Advertising. Beanstock will use its commercially reasonable efforts to create private or semi-private marketplaces (“PMP”) that may contain one or more buyers (e.g. advertiser, agency, trade desk, demand-side partner or other inventory supplier) who have been directly contacted by Beanstock and made aware of specific targeting or rich media opportunities agreed to by Publisher (“Premium Advertising”). Beanstock shall make available to Publisher a list of all buyers, a list of programmatic “deal IDs” and the composition of Publisher End Users’ data within those deal IDs.

E.     Transfer of Accounts. Within ten (10) days following the Effective Date, Beanstock will replace Publisher’s Google AdX/Admeld exchange campaigns with Beanstock’s own Google AdX/Admeld exchange campaigns; provided, however, that all existing direct insertion orders for the Sites within Publisher’s existing Google AdX account must run through their contracted impressions and/or timeframe unless explicitly stated otherwise by Publisher.

2.     Revenue/Payment:

a.     Sites.     During the Term, Beanstock shall guarantee to Publisher:

(i)      for Remnant Display Inventory on Sites, a Net Revenue based on Schedule in Exhibit C; provided, however, that if Publisher creates additional ad positions on the site (e.g. pop unders, overlays, and various other ad formats not directly embedded on display pages), the guaranteed CPMs for Remnant Display Inventory may be subject to change and both parties will resolve such issues within 30 days. Beanstock shall pay for all ad requests that Publisher delivers hereunder (whether or not Beanstock fills them) (i) for the United States, at or above the CPM Guarantee rates set forth in Exhibit C plus the percentage indicated of Net Revenue that Beanstock invoices to third parties in excess of the minimum, and (ii) for the rest of the world, at 90% of Net Revenue. For example, if the CPM for March 2014 were $[***] in the United States and internationally, then Beanstock would pay Publisher (i) for the United States, a CPM of $[***] (the $[***] minimum plus [***]% of Net Revenue in excess of the minimum), and (ii) for the rest of the world, a CPM of $[***] (90% of Net Revenue).

“Net Revenue" shall mean revenue billed to advertisers by Beanstock, net of third party ad serving discrepancies; provided, however, that only up to [***]% of total monthly inventory may be adjusted downward due to actual and timely third party ad serving discrepancies.

b.     Discrepancy. If Publisher’s reporting systems show a discrepancy of less than [***]% in any month in the number of impressions measured and reported by Beanstock, then Publisher shall issue an invoice based on numbers included in Beanstock’s reporting. In the event that Publisher’s reporting systems show a discrepancy of more than [***] percent ([***]%) in any month in the number of impressions measured and reported by Beanstock, then Publisher shall issue an invoice based on numbers included in Publisher’s reporting, minus [***]%.

c.     Payment. Beanstock will remit payments due to Publisher within sixty (60) days following the last day of each calendar month for that month regardless of advertiser campaign duration; provided, however, that in the event that the balance owing hereunder (whether or not yet due) exceeds $4 million, then Publisher may request Beanstock to accelerate payments hereunder such that said balance does not at any point exceed $4 million, and Beanstock shall do so within ten business days and for so long as necessary to keep said balance under $4 million. Beanstock assumes all risk in regards to collection of all applicable advertiser fees with respect to all of the advertising inventory provided in this Agreement and will not delay payment to Publisher as a result of non-collection or delay of payment of fees by the advertisers.

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

d.     Audit. During the Term of the Agreement and for a period of five years thereafter, Beanstock shall maintain complete, clear and accurate records relating to its payment obligations to Publisher under this Agreement. Subject to the confidentiality obligations set forth herein, Publisher (or its representative) shall have the right to conduct a reasonable and necessary inspection of the books and records of Beanstock (including without limitation financial books and records) that are relevant to Beanstock’s performance (including payment) pursuant to this Agreement twice a year during any certain calendar year; provided that any such audit shall be conducted after five (5) business days’ prior written notice, the audit expenses shall be covered by Publisher, and the audit shall be conducted during normal business hours, at Beanstock’s offices.

3.     License; Representations. Beanstock grants Publisher a non-exclusive, worldwide, non-transferable, royalty-free right and license, without right of sublicense, to transmit, publicly display, publicly perform, store, copy and distribute the ads on the Sites solely as specified under this Agreement. Beanstock hereby warrants that the terms of its advertiser agreements will not conflict with or breach this Agreement and will comply with the terms of this Agreement. Beanstock represents and warrants that: (i) Beanstock has the right to grant the license granted to Publisher herein; (ii) the ads do not, and Beanstock’s placement of them in accordance with this Agreement will not, (a) violate any international, federal, state or local law or regulation, (b) infringe upon or misappropriate any third party right, including any copyright, trademark, patent, trade secret, or any other intellectual property or proprietary right, or (c) misappropriate any third party’s name or likeness or violate any third party’s right of privacy, publicity, or any other right of any third party, (iii) Beanstock will not repackage, resell or remonetize data collected by Beanstock on the Sites through the use of any cookie provided by or used by Beanstock, unless Beanstock has obtained written consent from an authorized officer of Publisher to such use, (iv) Beanstock’s use of such data shall be in accordance with applicable laws and regulations, (v) Beanstock has the right and authority to use the sell-side platform technology under this Agreement, and (vi) Beanstock shall comply at all times with Publisher’s Terms of Service and Privacy Policy as in effect from time to time.

4.     Ad Guidelines. All ads delivered by Beanstock shall comply with Publisher’s standard advertising editorial guidelines, attached to this Agreement as Exhibit B, which Publisher may revise from time to time in its sole discretion. Publisher reserves the right to review and pre-approve all ads prior to their display on the Publisher’s Sites in such a way that could otherwise cause Publisher’s liability to a third party or damage to its reputation and goodwill. Publisher may reject any ad. In the event Publisher requests the removal of any specific ad or ads of any specific advertiser or group of advertisers, Beanstock shall remove such ads within two hours. Without limiting Publisher’s other remedies under this Agreement, in the event Beanstock continues to traffic ads that have been rejected by Publisher or that do not comply with Publisher’s standard advertising editorial guidelines after receiving notice of such rejection or noncompliance, Beanstock’s exclusivity rights as set forth in Section 1 above shall no longer apply for a period of 90 days starting on the date when Beanstock’s breach was discovered by Publisher; provided, however, that Beanstock’s obligation to pay for all ad requests during such 90 day period shall remain unaffected thereby.

5.     Transparency. Beanstock will provide 100% gross and net revenue transparency to Publisher via Beanstock dashboard which shall be accessible to Publisher by log-in on a 24/7 basis. One seat (license) shall also be granted to Publisher directly on Beanstock’s sell-side platform in order for Publisher to gain direct insight and reporting of Publisher revenue and inventory utilization.

6.     Reporting. Tracking of measurements applicable on which impression request is calculated will be determined by Beanstock or by a third party designated by Beanstock in accordance with Beanstock’s reporting and/or tracking procedures available via Beanstock’s ad server. Beanstock will provide reported impression delivery that will include but not be limited to the following details (advertiser, platform used, bids and ads bought per advertiser (by CPM, impressions and targeting (deal IDs)) by the 10th day of every month for the prior month. For the purpose of clarity, Beanstock’s reporting will consist of a combination of AppNexus, Right Media, Google AdX, and any other 3rd party system Beanstock chooses (and which is reasonably acceptable to Publisher) to utilize in providing this service.

7.     Term. This Agreement shall become effective on September 23, 2013 (“Effective Date”) and shall remain effective through December 31, 2015 (the “Term”), unless terminated in accordance with the terms of this Agreement.

8.     Termination.

a.     By Publisher. Publisher may terminate this Agreement at any time without charge or penalty for any reason or no reason by providing written notice thereof to Beanstock.

b.     Material Breach. Either party may terminate this Agreement at any time if the other party is in material breach of its obligations hereunder, which breach is not cured within 10 days after receipt of written notice thereof from the non-breaching party.

c.     Insolvency. Either party may immediately terminate this Agreement at any time upon written notice to the other party if the other party files a petition for bankruptcy, becomes insolvent, makes an assignment for the benefit of its creditors, or a receiver is appointed for such other party or its business.

d.     Effect of Termination. As promptly as possible but in any event within 30 days of any termination of this Agreement, Beanstock shall pay to Publisher all amounts owing hereunder as of the date of such termination. At the request of Publisher in its sole discretion, there will be a winding down period of ninety (90) days from the date of termination (the “Winding Down Period”). During the Winding Down Period, (i) the exclusivity provisions for the Sites under Section 1 of this Agreement shall no longer apply and Publisher shall have the sole discretion to provide Beanstock with advertising inventory; and (ii) Beanstock shall be entitled to collect from advertisers all revenue paid during and after the Winding Down Period and shall pay Publisher its guaranteed revenue or revenue share as provided for in Section 2.

9.     Data Collection, Cookies and Privacy.

a.     Beanstock shall use commercially reasonable efforts to maintain technical and organizational security measures, backup systems and procedures to protect against loss of data.

b.     Beanstock has the right to use “cookies” or other means of capturing data in compliance with Publisher’s Terms of Service and Privacy Policy rules relating to the Sites solely and exclusively to ensure performance of its obligations and compliance with this Agreement. Data collected from end users of Publisher (“Publisher End Users”) shall not be used for any other purpose, including without limitation for tracking and retargeting users for the purpose of gaining profit or performing IOs signed between Beanstock and other publishers. In addition, no data management platform may be used that is not approved by Publisher, such approval not to be unreasonably withheld.  Beanstock shall maintain membership with the Network Advertising Initiative (the "NAI") and comply in all respects with the NAI Principles, as published. All tracking devices used by Beanstock shall enable end users to opt out of behavioral targeting by Beanstock through the single opt out link located at http://www.networkadvertising.org/managing/opt_out.asp. Beanstock shall also maintain membership and participation in the Digital Advertising Alliance's (DAA) Self-Regulatory Program for Online Behavioral Advertising and all ads served by Beanstock pursuant to this Agreement shall include an “ad Choices” link within the ad unit that links to http://www.aboutads.info/choices/ or any successor page thereto.

c.     In addition to Publisher’s Terms of Service and Privacy Policy, to the extent that Beanstock collects Personal Data from Publisher End Users, the following sections shall be applicable:

“Personal Data” shall mean “personal data” as defined in the European Union Data Protection Directive (Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995) (the “Directive”) and applicable national laws implementing the Directive that is collected by Beanstock through means of a cookie dropped on the personal computers of Publisher End Users located in countries within the European Economic Area, and shall include, but not be limited to, IP addresses of Publisher End Users and all data associated with such IP address such as Web pages viewed, the date and time at which those pages were viewed and interaction with content and advertisements on those Web pages.

Beanstock shall process the Personal Data solely to perform the advertising campaigns of Publisher in compliance with this Agreement between Beanstock and Publisher, and as instructed by Publisher from time to time, and Beanstock further agrees that if it cannot provide such compliance for whatever reason, it shall promptly inform Publisher of its inability to comply, in which case Publisher may suspend the transfer of Personal Data and/or terminate any existing Insertion Order immediately upon written notice.

In using Personal Data for any of Beanstock’s activities, Beanstock acknowledges that Beanstock shall be regarded as the Data Controller, as defined in the Directive, and shall indemnify Publisher, its subsidiaries and shareholder against any third party claim or European Union Member State data protection agency action relating to Beanstock’s use of the Personal Data outside the scope of performance of this Agreement executed with Publisher, provided that Publisher (i) provides prompt written notice of the claim to Beanstock, provided that any delay in providing notice shall not relieve Beanstock of its indemnity obligations under this Agreement unless, and only to the extent, Beanstock was prejudiced by the delay; (ii) affords Beanstock the right to control the defense and all negotiations relative to the settlement of any such claim, provided that no settlement admitting liability on the part of Publisher, imposing restrictions on Publisher, or requiring any action or inaction by Publisher, including without limitation, the payment of any amounts, may be made without the express written consent of Publisher, such consent not to be unreasonably conditioned, delayed or withheld; and (iii) reasonably cooperates with and provides reasonable assistance and information to Beanstock and its counsel at Beanstock’s reasonable cost and expense.

Beanstock agrees, warrants and/or undertakes to maintain the Personal Data in confidence and not to disclose it to any third party without the written agreement of Publisher;

Beanstock represents and warrants that it has implemented and will maintain technical and organizational security measures with regard to the Personal Data including (i) limiting access to those employees or contractors with a need to access that Personal Data to perform the functions for which the data is provided to Beanstock; (ii) protection of Personal Data being transmitted and stored; (iii) monitoring for unauthorized access to Personal Data; (iv) physical access controls; (v) incident management techniques and procedures; (vi) employee training; and (vii) backup systems and procedures to protect against loss of data.

Beanstock shall promptly notify Publisher of:

(i)       any legally-binding request for disclosure of Personal Data by a law enforcement authority;

(ii)      any accidental or unauthorized access of which Beanstock becomes aware through use of the technical and organizational security measures set forth above; and

(iii)     any requests received directly from the Publisher End User to which the Personal Data relates, provided that Beanstock shall not respond to any such request unless authorized to do so by Publisher (for the sake of clarity, this excludes opt out requests through the single opt’out link located at http://www.networkadvertising.org/managing/opt_out.asp).

Beanstock shall deal promptly and properly with all inquiries from Publisher relating to the processing of Personal Data and to comply with the advice of any regulatory or supervisory authority with regard to the processing of such Personal Data.

At the reasonable request of Publisher and subject to the confidentiality obligations set forth herein, Beanstock shall submit its data processing facilities for audit of the processing activities covered by this section, which audit shall be carried out by an inspection body composed of independent members, mutually agreed upon and selected by Beanstock and Publisher in agreement with the relevant regulatory or supervisory authority where applicable, and possessing the required professional qualifications.

10.     [Reserved].

11.     Indemnity.

a.     Beanstock Indemnity.    Beanstock agrees to indemnify, defend and hold harmless the Publisher and its respective officers, directors, employees, representatives and agents from and against all claims, actions, liabilities, losses, expenses, suits, actions and proceedings incurred in connection with any breach of such breaching party’s representations, warranties, covenants, obligations and agreements under this Agreement and as a result of an alleged or actual infringement by any advertisement of a third party intellectual property, publicity or privacy right. Any claim for indemnification hereunder shall be subject to the following provisions: (i) the indemnifying party shall be given prompt written notice of the claim by the indemnified party, provided that any delay in providing notice shall not relieve the indemnifying party of its indemnity obligations under this Agreement unless, and only to the extent, the indemnifying party was prejudiced by the delay; (ii) the indemnifying party shall have the right to control the defense and all negotiations relative to the settlement of any such claim, provided that no settlement admitting liability on the part of the indemnified party, imposing restrictions on the indemnified party, or requiring any action by the indemnified party, including without limitation, the payment of any amounts, may be made without the express written consent of the indemnified party, such consent not to be unreasonably conditioned, delayed or withheld; and (iii) the indemnified party shall reasonably cooperate with and provide reasonable assistance and information to the indemnifying party and its counsel at the indemnifying party’s reasonable cost and expense. In the event that Publisher brings any action for collection or otherwise relating to nonpayment (including without limitation of indemnification obligations) hereunder, Beanstock shall pay Publisher’s reasonable legal and other fees related to such action regardless of settlement, satisfaction or outcome.

b.     Publisher Indemnity.      Publisher agrees to indemnify, defend and hold harmless Beanstock and its respective officers, directors, employees, representatives and agents from and against all claims, actions, liabilities, losses, expenses, suits, actions and proceedings incurred in connection with any breach of such breaching party’s representations, warranties, covenants, obligations and agreements under this Agreement and as a result of an alleged or actual infringement by Publisher’s website (excluding any advertisements thereon) of a third party intellectual property, publicity or privacy right. Any claim for indemnification hereunder shall be subject to the following provisions: (i) the indemnifying party shall be given prompt written notice of the claim by the indemnified party, provided that any delay in providing notice shall not relieve the indemnifying party of its indemnity obligations under this Agreement unless, and only to the extent, the indemnifying party was prejudiced by the delay; (ii) the indemnifying party shall have the right to control the defense and all negotiations relative to the settlement of any such claim, provided that no settlement admitting liability on the part of the indemnified party, imposing restrictions on the indemnified party, or requiring any action by the indemnified party, including without limitation, the payment of any amounts, may be made without the express written consent of the indemnified party, such consent not to be unreasonably conditioned, delayed or withheld; and (iii) the indemnified party shall reasonably cooperate with and provide reasonable assistance and information to the indemnifying party and its counsel at the indemnifying party’s reasonable cost and expense.

12.     Confidentiality. In the performance of its obligations under this Agreement, each party acknowledges that it may have access or be exposed to Confidential Information of the other party. “Confidential Information” means any and all non-public information, documents, data and know-how that is proprietary or not generally known in nature, or designated as Confidential Information by a party, or which a party should reasonably know to be confidential in nature, which either party may disclose to the other party pursuant to or in connection with this Agreement or any IO relating to its products, services, business, prices, and requirements, as well as the terms and conditions of this Agreement or any IO, whether in written, oral, graphic or electronic form. The party in receipt of the Confidential Information (the “Receiving Party”) of the other party (the “Disclosing Party”) understands and agrees that it will not disclose such Confidential Information directly or indirectly to any third party (other than Receiving Party’s employees, and/or outside advisors with a need to know such information) or use such Confidential Information for any other purpose other than in performance of this Agreement or any IO without the Disclosing Party’s prior written consent. The Receiving Party agrees that it will employ all reasonable steps to protect the Confidential Information from unauthorized or inadvertent disclosure or use, including without limitation, all steps it takes to protect its own information that it considers proprietary or trade secrets, but in no event less than a commercially reasonable standard of care. Confidential Information does not include that which: (a) was already known to the Receiving Party prior to disclosure by the Disclosing Party as established by documentary evidence, and is legally in the Receiving Party’s possession at the time of disclosure without the obligation to the Disclosing Party of confidentiality; (b) is or has become part of the public knowledge or literature, not as a result of any action or omission of the Receiving Party; (c) has been rightfully received by the Receiving Party from a third party and to the Receiving Party’s knowledge, without breach of any obligation of confidentiality of such third party to the Disclosing Party or (d) is independently developed by the Receiving Party without access or reference to the Confidential Information. The Receiving Party may disclose Confidential Information as required (i) pursuant to a judicial or governmental order, or valid subpoena, provided that such party will, unless prohibited by such order or subpoena, promptly notify the Disclosing Party orally and in writing, to allow the Disclosing Party the opportunity to intervene in response to such order, and (ii) by securities laws or the rules or regulations of the Securities and Exchange Commission or any stock exchange. The parties acknowledge that unauthorized disclosures of Confidential Information in violation of this Section 11 could cause irreparable harm and significant injury to the Disclosing Party which may be difficult to limit or quantify; accordingly, the Disclosing Party shall have the right to seek an immediate injunction against the Receiving Party due to any breach of confidentiality, in addition to any other remedies that may be available to such party at law or in equity. Upon termination of this Agreement for any reason, or upon request of the Disclosing Party, each party will promptly certify destruction of, all Confidential Information, and any copies thereof, in its possession.

13.     Limitation of Liability. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR OTHER SIMILAR DAMAGES. NOTWITHSTANDING THE FOREGOING, (A) THE LIMITATIONS SET FORTH IN THIS SECTION 13 SHALL NOT APPLY TO LIABILITIES ARISING OUT OF A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS SET FORTH HEREIN OR A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND (B) EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT DAMAGES, INCLUDING WITHOUT LIMITATION, ANY DAMAGES DISCLAIMED IN THIS SECTION 13, ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION AS SET FORTH ABOVE. EXCEPT FOR BREACHES OF THE CONFIDENTIALITY OBLIGATIONS SET FORTH IN SECTION 12, INDEMNITY OBLIGATIONS SET FORTH IN SECTIONS 9 AND 11, WILLFUL BREACH AND GROSS NEGLIGENCE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY’S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID TO PUBLISHER UNDER THIS AGREEMENT; PROVIDED THAT SUCH LIABILITY AMOUNT SHALL NOT INCLUDE OR APPLY TO, IN THE CASE OF PUBLISHER, AMOUNTS OWING UNDER THIS AGREEMENT.

14.     Publicity. Except as required by securities laws or the rules or regulations of the Securities and Exchange Commission or any stock exchange, in no event shall either party publicly disclose, reference or refer to the negotiation or the existence of this Agreement or its work for, and relationship with, the other party for any purpose (including but not limited to marketing and promotional services), without the express prior written consent of the other party.

15.     Miscellaneous.

a.     Notices. All notices, reports, and receipts shall be in writing and shall be deemed duly given on (a) the date of personal or courier delivery; (b) the date of transmission by telecopy or other electronic transmission service; or (c) three (3) business days after the date of deposit in the United States mails, by postage-paid, return-receipt requested, first-class mail, addressed as follows:

If to Beanstock:	If to Publisher:
Beanstock, Inc.	MeetMe, Inc.
530 Howard St., 2nd Floor	100 Union Square Drive
San Francisco, CA 94105	New Hope, PA 18938
Attention: Jim Waltz	Attention: Fred Beckley
email: jimwaltz@beanstockmedia.com	email: fred@meetme.com

Either party may change its mailing address by written notice to the other party in accordance with this paragraph.

b.      Assignment. The parties may not assign this Agreement without the prior written consent of the other party. Consent to any assignment shall not be deemed to be consent to any subsequent assignment, and each assignment must be with the prior written consent of the other party. Notwithstanding the foregoing, either party may assign any of its right or interest to an affiliated party or to an unrelated party pursuant to a sale, merger, reorganization or other consolidation of any of its operating divisions or product lines without prior notice to or the prior written consent of the other party.  Any purported assignment in contravention of this section shall be null and void from the beginning.

c.      Governing Law/Personal Jurisdiction. The parties mutually acknowledge and agree that this Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware, without regard to principles of conflicts of laws. All actions hereunder or related hereto, regardless of theory or claim, shall be brought and tried solely and exclusively in the state and federal courts located in Wilmington, Delaware and the parties hereby expressly consent to the exclusive personal jurisdiction thereof; provided, however, that all actions hereunder for the collection of unpaid amounts shall be brought and tried solely and exclusively in the state and federal courts located in Philadelphia, Pennsylvania and the parties hereby expressly consent to the exclusive personal jurisdiction of said courts for such actions.

d.     This Agreement shall in no way constitute or give rise to a partnership between the parties. All operations by each party under the terms of this Agreement shall be carried on by it as independent contractor and not as an agent for the other.

e.     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

f.     This Agreement and any documents incorporated by reference constitute the entire agreement and understanding between the parties regarding the subject matter of this Agreement and supersedes and merges all prior discussions and agreements between them relating to this Agreement. No modification or amendment to this Agreement, either oral or written, shall be valid unless placed in writing and signed by an authorized officer of each of the parties. No waiver under this Agreement shall be effective unless in writing by a person authorized to grant such a waiver, and no waiver shall be deemed to be ongoing or for any other instance of the same activity unless the express terms of said waiver so specify, and then only to such extent. No usage of trade or course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend, or discharge any part of this Agreement or any rights or obligations of any party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

Beanstock Media, Inc. By: /s/ Jim Waltz	MeetMe, Inc. By: /s/ Geoff Cook

Name: Jim Waltz	Name: Geoff Cook

Title: CEO	Title: CEO

EXHIBIT A:

LIST OF PUBLISHER WEB SITES GOVERNED BY THIS AGREEMENT:

“Sites” shall include the following urls:

Meetme.com

EXHIBIT B

Advertising Content Guidelines

The following advertisers will be excluded from being delivered on MeetMe.com

Banned advertisers:

•     [***]

•     [***]

•     [***

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

•     [***]

The following creative types will be excluded from being delivered on MeetMe.com

●	[***]:
o	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
●	[***]:
o	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
o	[***]
■	[***]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
o	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]
■	[***]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT C

Payment Schedule

Beanstock will manage all display ad impressions delivered on MeetMe.com under the following payment schedule.

Timing	CPM Guarantee	Additional Rev Share
Q3 2013	$[***]	n/a
Q4 2013	$[***]	[***] above minimum
Jan-14	$[***]	[***] above minimum
Feb-14	$[***]	[***] above minimum
Mar-14	$[***]	[***] above minimum
Q2 2014	$[***]	[***] above minimum
Q3 2014	$[***]	[***] above minimum
Q4 2014	$[***]	[***] above minimum
Jan-15	$[***]	[***] above minimum
Feb-15	$[***]	[***] above minimum
Mar-15	$[***]	[***] above minimum
Q2 2015	$[***]	[***] above minimum

● Beanstock will pay net 60 on all revenue ● Payable on Beanstock Impression Counts up to [***] discrepancy
● Revenue shares based on Net Revenue
● Rate schedule is for all US web display ad inventory including ATF and BTF and mobile web ● 90% revenue share to MeetMe for non-US display inventory

All direct sold advertising from MeetMe’s brand and Inside sales team will be managed and trafficked by MeetMe directly.

MeetMe.com has three non-standard media placements that Beanstock will be managing. The placements and details are as follows …

●	[***] ([***] monthly impressions max. – no auto expansion or auto-audio)
o	[***] pushdowns
o	site skins
●	large ads below messages section ([***] max size)

The Standard ad units are as follows…

●	[***]
●	[***]
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